UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 22, 2012

ENTEGRIS, INC.

(Exact name of registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 24, 2012 Entegris, Inc. (the “Registrant”) filed a current report on Form 8-K (the “Original 8-K”) reporting: (i) results for the third quarter of 2012, ended September 29, 2012; (ii) the resignation of Gideon Argov as President of the Registrant, effective October 31, 2012, and as Chief Executive Officer and director of the Registrant, effective November 27, 2012; and (iii) the election of Bertrand Loy as President and a director of the Registrant, effective November 1, 2012, and as Chief Executive Officer of the Registrant effective November 28, 2012. This Amendment on Form 8-K/A is being filed to add Item 1.01. Entry into a Material Definitive Agreement and to amend and restate Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers to insert information concerning Mr. Loy’s employment agreement which was not available at the time of the filing of the Original 8-K and is being provided by this amendment pursuant to Instruction 2 to Item 5.02 of Form 8-K.

Except as described above, the disclosures contained in the Original 8-K have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K. This amendment should be read in conjunction with the Original 8-K.

Item 1.01. Entry into a Material Definitive Agreement

The information required by this item is set forth in Item 5.02 below and is incorporated herein by reference.

Item 1.02. Termination of Material Definitive Agreement

Reference is made to the disclosure set forth under Item 1.02 of the Original 8-K, which disclosure is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

Reference is made to the disclosure set forth under Item 2.02 of the Original 8-K, which disclosure is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2012, the registrant’s Board of Directors (“Board”) accepted the resignation of Gideon Argov as President, effective October 31, 2012, and as Chief Executive Officer and director, effective November 27, 2012. This resignation entitled Mr. Argov to certain benefits pursuant to the terms of his Amended and Restated Employment Agreement, dated as of May 4, 2005, the charge for which is reflected in the third quarter results referred to in Item 2.02 of the Original 8-K. On October 22, 2012, the Board also elected Bertrand Loy as President and a director of the registrant, effective November 1, 2012, and as Chief Executive Officer to succeed Mr. Argov effective November 28, 2012. In connection with these events, the registrant included in the press release referred to in Item 2.02 of the Original 8-K information concerning these management changes. A copy of that press release was attached as Exhibit 99.1 to the Original 8-K and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Loy and any other persons pursuant to which he was selected as President and Chief Executive Officer. There are also no family relationships between Mr. Loy and any director or executive officer of the Registrant and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Loy has not been, nor at this time is he expected to be, appointed to any committees of the Board. There are no arrangements or understandings between Mr. Loy and any other person pursuant to which Mr. Loy was selected as a director. Mr. Loy will receive no separate compensation for his role as a director. Mr. Loy filled a vacancy created by a temporary increase in the size of the Board from eight to nine.

On December 12, 2012 the Registrant executed an Executive Employment Agreement with Mr. Loy employing him as President and Chief Executive Officer (the “CEO Agreement”). The CEO Agreement took effect as of November 28, 2012 and cancelled and replaced the Severance Protection Agreement, dated May 13, 2011 between the Registrant and Mr. Loy. Under the CEO Agreement Mr. Loy is employed as President and Chief Executive Officer of the Registrant at a base salary of $625,000 per year and variable compensation at target performance equal to 100% of base salary. Mr. Loy is eligible to participate in the Registrant’s Long Term Incentive Program and to receive equity awards from time to time as determined by the Board. The CEO Agreement has an initial term of two (2) years and is subject to annual automatic renewal unless the Board sends notice of non-renewal sixty (60) days prior to expiration of the initial or any renewal term. In the event that Mr. Loy’s employment is terminated by the Board without cause or by Mr. Loy for “good reason” (as defined in the CEO Agreement) then Mr. Loy is entitled to accrued but unpaid compensation and a severance benefit of salary continuation for a period of two (2) years following termination and all equity awards outstanding as of the date of termination shall continue to vest in accordance with each award’s original vesting schedule and vested awards shall continue to be exercisable during such severance period and for a period of 90 days thereafter. In the event that Mr. Loy’s employment is terminated by reason of death or disability, then all unvested equity awards outstanding as of the date of such termination vest and Mr. Loy or his representative have a period of one year following termination to exercise vested stock options. In addition, the CEO Agreement contains non-competition, non-solicitation and confidentiality covenants by Mr. Loy which continue for the duration of the above referenced severance period.

Mr. Loy has served as the Executive Vice President and Chief Operating Officer of the registrant since July 2008. Prior to that, he served as the Registrant’s Executive Vice President and Chief Administrative Officer from the August 2005 merger with Mykrolis Corporation until July 2008. He served as the Vice President and Chief Financial Officer of Mykrolis Corporation from January 2001 until that merger. Prior to that, Mr. Loy served as the Chief Information Officer of Millipore Corporation, a predecessor corporation to Mykrolis, from April 1999 until December 2000. From 1995 until 1999, he served as the Division Controller for Millipore’s Laboratory Water Division. From 1989 until 1995, Mr. Loy served Sandoz Pharmaceuticals (now Novartis) in a variety of financial, audit and controller positions located in Europe, Central America and Japan. Mr. Loy currently serves on the board of BTU International, Inc., a publicly held supplier of advanced thermal processing equipment.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Reference is made to Exhibit 99.1 attached to the Original 8-K, which disclosure is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: December 17, 2012	By	/s/ Peter W. Walcott.
Peter W. Walcott,
Senior Vice President & General Counsel

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